UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

DIGIMARC CORPORATION

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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M41606-P19873 You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. DIGIMARC CORPORATION *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on April 30, 2012. DIGIMARC CORPORATION C/O COMPUTERSHARE INVESTOR SERVICES 250 ROYAL STREET MS 3B CANTON, MA 02021 Meeting Information Meeting Type: Annual For holders as of: March 6, 2012 Date: April 30, 2012 Time: 11:00 a.m. Local Time Location: Digimarc Corporation Headquarters 9405 S.W. Gemini Dr. Beaverton, OR 97008 See the reverse side of this notice to obtain proxy materials and voting instructions. For directions to the meeting, please call: 503-469-4800

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 16, 2012 to facilitate timely delivery. How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to request a copy of the proxy materials for the 2012 annual ual meeting of shareholders or for all meetings: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. 1. Notice of the 2012 Annual Meeting of Shareholders 3. Proxy Card 2. 2012 Proxy Statement 4. 2011 Annual Report to Shareholders ? XXXX XXXX XXXX ? XXXX XXXX XXXX ? XXXX XXXX XXXX M41607-P19873 Proxy Materials Available to VIEW or RECEIVE:

Voting Items 2. Ratify the appointment of KPMG LLP as the independent registered public accounting firm of Digimarc Corporation for the year ending December 31, 2012. 01) Bruce Davis 02) William J. Miller 03) James T. Richardson 04) Peter W. Smith 05) Bernard Whitney 1. Election of Directors Nominees: The Board of Directors recommends you vote FOR the following: The Board of Directors recommends you vote FOR the following proposal: M41608-P19873

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